UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

TPG Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 871-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 17, 2018, TPG Specialty Lending, Inc. (the “Company”) held its annual meeting of stockholders. Stockholders considered two proposals as described in the Company’s proxy statement filed on April 3, 2018. The final results of the voting on each matter submitted to stockholders at the annual meeting are set forth below.

Proposal 1 – Election of Class I Directors. The stockholders elected the nominees for Class I director by the vote shown below.

Nominee	Votes “For”	Votes “Withheld”	Broker Non-Votes
Richard Higginbotham	30,903,535	6,247,879	15,576,791
Ronald Tanemura	31,964,978	5,186,436	15,576,791

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
52,367,439	136,079	224,687	0

Special Meeting of Stockholders

On May 17, 2018, the Company also held a special meeting of stockholders. Stockholders considered one proposal as described in the Company’s proxy statement filed on April 3, 2018. The final results of the voting on the matter submitted to stockholders at the special meeting are set forth below.

Proposal 1 – Sales of Common Stock Below NAV. The stockholders approved the proposal to authorize the Company to sell or otherwise issue shares of its common stock at a price below its then-current net asset value per share in one or more offerings, in each case subject to the approval of its board of directors and subject to the conditions set forth in the proxy statement (including that the number of shares issued does not exceed 25% of the Company’s then-outstanding common stock immediately prior to each such offering), by the vote shown below.

The vote on the proposal, including affiliated and unaffiliated shares, was as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
40,091,750	1,559,156	288,300	0

The vote on the proposal, adjusted for 20,240,273 affiliated shares, was as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
20,003,053	1,556,405	139,475	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG SPECIALTY LENDING, INC. (Registrant)

Date: May 18, 2018	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer